UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 431-9286

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth below in Item 3.02 of this Form 8-K with respect to the Registration Rights Agreement (as defined below), the Warrants, the Wainwright Warrants and the Support Agreements is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On March 29, 2017, Alphatec Holdings, Inc. (the “Company”) closed (the “Closing”) its previously announced private placement (“Private Placement”) pursuant to the terms of a securities purchase agreement (the “Purchase Agreement”), dated as March 22, 2017, between the Company and certain institutional and accredited investors (the “Purchasers”). At the Closing, the Company issued 1,809,628 shares of its common stock (the “Common Stock”) at a purchase price of $2.00 per share, approximately 15,245 shares of newly designated Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”) at a purchase price of $1,000 per share (which Preferred Shares are convertible into approximately 7,622,372 shares of Common Stock, subject to limitations on conversion until the approval by the Company’s stockholders (“Stockholder Approval”) as required in accordance with the NASDAQ Global Select Market rules), and warrants to purchase up to 9,432,000 shares of its Common Stock at an exercise price of $2.00 per share (the “Warrants”). The Warrants will become exercisable following Stockholder Approval, are subject to certain ownership limitations, and expire five years after the date of such Stockholder Approval.

The aggregate gross proceeds for the Private Placement were approximately $18.9 million. The Company intends to use the net proceeds from the Private Placement for general corporate and working capital purposes. As previously disclosed, certain directors and executive officers of the Company purchased, at the Closing, an aggregate of $2.35 million of shares of Series A Convertible Preferred Stock, which shares are convertible into approximately 1,175,000 shares of Common Stock, and Warrants to purchase up to 1,175,000 shares of Common Stock.

In connection with the Closing, the Company entered into the previously disclosed registration rights agreement (the “Registration Rights Agreement”) with the Purchasers. Prior to and as a condition for the Closing, certain stockholders of the Company entered into the previously disclosed support agreements (the “Support Agreements”) with the Company, pursuant to which such stockholders agreed to vote all shares of Common Stock owned by them in favor of the Private Placement.

The Private Placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2)of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The securities sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Additionally, pursuant to the previously disclosed engagement letter with H.C. Wainwright & Co., LLC (“Wainwright”) and in connection with the Closing, the Company granted to Wainwright and/or certain of its designees warrants to purchase up to 471,600 shares of Common Stock (the “Wainwright Warrants”). The Wainwright Warrants have substantially the same terms as the Warrants, except that the Wainwright Warrants have an exercise price equal to $2.50, which represents 125% of the purchase price of the Common Stock in the Private Placement.

The Wainwright Warrants and the shares issuable upon exercise of the Wainwright Warrants were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.

Additional information with respect to the Private Placement, the Warrants, the Registration Rights Agreement, and the Support Agreement is available in the Current Report on Form 8-K filed by the Company with the SEC on March 23, 2017 (the “Signing Form 8-K”), and is hereby incorporated by reference. The foregoing description of the Private Placement, the Warrants, the Registration Rights Agreement, and the Support Agreement is qualified in its entirety by reference to the form of Warrant, the Registration Rights Agreement and the form of Support Agreement, which are filed hereto as Exhibits 4.1, 4.2, and 10.1 respectively.

Item 3.03	Material Modification to Rights of Security Holders.

The information called for by this item is contained in Item 3.02 above and Item 5.03 below, which are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2017, the Company amended its restated certificate of incorporation by filing with the Secretary of State of the State of Delaware the previously disclosed Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company (the “Certificate of Designation”). The description of the rights and preferences of the Series A Convertible Preferred Stock in Item 1.01 of the Signing Form 8-K is incorporated herein by reference, and such description is qualified in its entirety by reference to the Certificate of Designation, which is filed hereto as Exhibit 3.1.

Item 5.08	Shareholder Director Nominations.

On March 27, 2017, the Company’s Board of Directors (the “Board”) set June 15, 2017 as the date for the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”).

Because the Annual Meeting will be held more than 30 days prior to the date of the anniversary of the Company’s 2016 Annual Meeting of Stockholders, the deadline for any shareholder proposal or shareholder nomination under the rules of the Securities and Exchange Commission (the “SEC”) listed in the Company’s 2016 Proxy Statement on Schedule 14A, as filed with the SEC on June 22, 2016, is no longer applicable. Any such shareholder proposal or nomination, including any notice on Schedule 14N, intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, must be received by the Company at its principal executive offices by no later than April 16, 2017, and directed to the attention of the Company’s Secretary. Other requirements for inclusion in the Company’s proxy materials are set forth in the rules and regulations promulgated by the SEC and the Company’s bylaws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Alphatec Holdings, Inc., filed with the Delaware Secretary of State on March 29, 2017 (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017 and incorporated herein by reference)

4.1	Form of Warrant (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017 and incorporated herein by reference)

4.2	Registration Rights Agreement (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017 and incorporated herein by reference)

10.1	Form of Support Agreement (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.

Date: March 29, 2017	By:	/s/ Craig Hunsaker, Esq.
	Name:	Craig Hunsaker, Esq.
	Title:	Executive Vice President, People & Culture and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Alphatec Holdings, Inc., filed with the Delaware Secretary of State on March 29, 2017 (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017 and incorporated herein by reference)

4.1	Form of Warrant (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017 and incorporated herein by reference)

4.2	Registration Rights Agreement (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017 and incorporated herein by reference)

10.1	Form of Support Agreement (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017 and incorporated herein by reference)